INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 18 – INCOME TAXES

The Company accounts for income taxes under FASB ASC 740-10, which requires use of the liability method. FASB ASC 740-10-25 provides that deferred tax assets and liabilities are recorded based on the differences between the tax basis of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences.

Deferred income taxes are provided for temporary differences arising from using the straight-line depreciation method for financial statement purposes and accelerated methods of depreciation for income taxes, including differences between book and tax for amortizing organization expenses. In addition, deferred income taxes are recognized for certain expense accruals, allowances and net operating loss carry forwards available to offset future taxable income, net of valuation allowances for potential expiration and other contingencies that could impact the Company’s ability to recognize the benefit.

The Company is required to file federal and state income tax returns. Various taxing authorities may periodically audit the Company’s income tax returns. These audits would include questions regarding the Company’s tax filing positions, including the timing and amount of deductions and the allocation of income to various tax jurisdictions.

The Company is in the process of an examination by the Internal Revenue Service of the year ended December 31, 2011.

Management has performed its evaluation of all other income tax positions taken on all open income tax returns and has determined that there were no positions taken that do not meet the “more likely than not” standard. Accordingly, there are no provisions for income taxes, penalties or interest receivable or payable relating to uncertain income tax provisions in the accompanying consolidated financial statements.

From time to time, the Company may be subject to interest and penalties assessed by various taxing authorities. These amounts have historically been insignificant and are classified as other expenses when they occur.

Deferred tax assets and liabilities result from temporary differences in the recognition of income and expense for tax and financial reporting purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows at December 31:

	2014	2013
Deferred tax assets:
Customer deposits	$295,000	$293,000
Deferred revenue	35,000
Share based compensation	1,760,000
NOL carryforward	5,400,000	2,377,000
Total deferred tax asset	7,490,000	2,670,000
Deferred tax liabilities:
Deferred revenue	—	285,000
Intangible asset amortization	20,000
	20,000	285,000
	7,470,000	2,385,000
Less: Valuation allowance	(7,470,000)	(2,385,000)
	$—	$—

A valuation allowance has been recorded against the realizability of the net deferred tax asset such that no value is recorded for the asset in the accompanying consolidated financial statements. The valuation allowance increased $5,085,000 between the year ended December 31, 2014 and 2013.

The Company has net operating loss carryforwards available for federal and state tax purposes of approximately $13,510,000, at December 31, 2014, which expire in varying amounts through 2034.

For the years ended December 31, 2014, 2013 and 2012, a reconciliation of the statutory rate and effective rate for the provisions for income taxes consists of the following:

	2014	2013	2012
Federal Tax statutory rate	34.00%	34.00%	34.00%
State tax statutory rate	6.00%	8.84%	8.84%
Permanent differences	(6.72)%	—%
Valuation allowance	(33.28)%	(42.84)%	(42.84)%
Effective rate	0.00%	0.00%	0.00%